SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2003

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

          Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On October 31, 2003, CIGNA issued a press release announcing results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: October 31, 2003	By:	/s/ Michael W. Bell
Michael W. Bell Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

99.1	CIGNA Corporation news release dated October 31, 2003	Furnished herewith.